UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21910

 Claymore Exchange-Traded Fund Trust 2
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson,

2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:     (630) 505-3700

Date of fiscal year end:  August 31

Date of reporting period:  September 1, 2011 – February 29, 2012

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Economic and Market Overview

Recent reports indicate that the United States has entered a period of self-sustaining economic expansion, driven primarily by the aggressively accommodative policies of the U.S Federal Reserve (the “Fed”). The U.S. has become the economic locomotive of the global economy, and that is why the Fed is unlikely to end its program of monetary stimulus any time soon. They understand that U.S. growth is necessary to reduce domestic unemployment and to provide support to the struggling economies in Europe and Asia. The world economy faces several challenges, including the European debt crisis, a slowdown in emerging markets, and a potential hard landing in China.

In the U.S., one of the most encouraging signs is the better tone of the labor market data. Not only has employment strengthened, but people's perceptions of labor market conditions, evident in surveys as well as actions, suggest the labor market may finally be providing the critical foundation for stronger, more sustainable economic growth. While the U.S. economy is unlikely to demonstrate the above-trend growth that characterized past recoveries from deep recessions, the modest pace of growth experienced over the last two years is likely to persist.

In late February, the Department of Commerce reported real growth in gross domestic product (“GDP”) at an annual rate of 3.0% for the fourth quarter of 2011, up from 1.8% in the third quarter of the year. Sales of computers and motor vehicles were important factors in growth for the quarter. For the full year 2011, real GDP expanded 1.7%, and the price index for gross domestic purchases increased 2.5%. The announcement included a statement that growth in the fourth quarter reflected an upturn in private inventory investment and accelerations in personal consumption expenditures and residential fixed investment, partially offset by decreases in government spending at the federal, state and local levels.

Beginning in October 2011, the U.S. stock market moved up fairly consistently, ending February 2012 at the highest level reached since mid-year 2008, before the financial crisis began. (All returns cited are for the six-month period ended February 29, 2012) The Standard & Poor’s 500 Index (the “S&P 500”), which is generally regarded as an indicator of the broad U.S. stock market, returned 13.31%. Most foreign equity markets had positive returns but were not as strong as the U.S. equity market: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East Index (“EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 4.13%. The return of the MSCI Emerging Market Index, which measures stock market performance in global emerging markets, was 5.27%.

In the U.S. bond market, lower-rated bonds performed better than higher quality issues, as investors in search of yield became more comfortable with credit risk. The return of the Barclays Capital U.S. Aggregate Bond Index, which is a proxy for the U.S. investment grade bond market, returned 2.73%, while return of the Barclays Capital U.S. Corporate High Yield Index was 9.38%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays Capital 1–3 Month U.S. Treasury Bill Index was 0.01%.

Index Definitions
All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

The Barclays Capital U.S. Corporate High Yield Bond Index: measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

The Barclays Capital U.S. Treasury Bill Index: 1-3 Month tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Barclays Capital U.S. Treasury Composite Index: The U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting. Securities in the index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The Standard & Poor’s (“S&P”) 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

Industry Sectors
Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

Fund Overview

The Guggenheim EW (“Equal-Weighted”) Euro-Pacific LDRs (“Leaders”) ETF, NYSE Arca ticker: EEN (the “Fund”) sought investment results that corresponded generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon Euro-Pacific Select ADR Index (the “Index”).

The Fund was closed to new investment on March 23, 2012, and the Fund was liquidated on March 30, 2012. Shareholders of record as of March 30, 2012, received cash at the net asset value of their shares as of that date, including any capital gains and dividends as of that date. The Fund’s Board of Trustees determined that closing the Fund was in the best interests of the Fund and its shareholders.

The Index is comprised of American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), New York Shares and Global Registered Shares traded on the New York Stock Exchange (“NYSE”), Nasdaq Stock Market and the NYSE Alternext US Exchange. Index constituents are selected, based on liquidity, from a universe of all U.S.-listed ADRs, GDRs, New York Shares and Global Registered Shares of developed countries in Europe and Asia-Pacific, as determined by BNY Mellon (the “Index Provider”). BNY Mellon generally follows the World Bank’s classification as low-income, middle-income, or high-income in determining which markets qualify as developed markets. Developed markets are those markets classified as high-income, with some high income countries excluded due to the nature of their stock market. As of February 29, 2012, the Euro-Pacific Index consisted of 105 securities ranging in capitalization from $1.15 billion to $227 billion, which includes small-, mid-, and large-capitalization stocks as defined by the Index Provider. The Index is weighted based on an equal-weighted methodology whereby each constituent receives an equal weight at each rebalance. The Fund invested at least 80% of its total assets in ADRs, GDRs, New York Shares and Global Registered Shares that comprise the Index. The Fund also invested at least 80% of its total assets in securities of issuers from Europe and Asia-Pacific countries.

The Investment Adviser sought a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally invested in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 29, 2012.

On a market price basis, the Fund generated a total return of 0.29%, which included a decrease in market price over the period to $17.18 as of February 29, 2012, from $17.78 as of August 31, 2011. On an NAV basis, the Fund generated a total return of 4.34%, which included an increase in NAV over the period to $17.70 as of February 29, 2012, from $17.59 as of August 31, 2011. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index broad international market comparison purposes, the Index returned 4.27%, and the MSCI EAFE Index returned 4.13% for the same period.

The Fund made an annual income distribution of $0.5750 per share on December 30, 2011, to shareholders of record on December 28, 2011.

Performance Attribution

For the six-month period ended February 29, 2012, the financial sector contributed most significantly to the Fund’s return, followed by the energy sector. The communications sector detracted most significantly from the Fund’s return, followed by the utilities and basic materials sectors.

Positions that contributed most significantly to the Fund’s return included Barclays PLC, a global financial services provider headquartered in London; ASM International NV, a supplier of capital equipment to semiconductor manufacturers; and InterContinental Hotels Group PLC, an international hotel business (1.2%, 1.2% and 1.1%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Portugal Telecom SGPS SA, a Portuguese telecommunications operator; Partner Communications Co. Ltd., which operates mobile telephone networks in Israel;

and Logitech International SA, which develops and markets hardware and software products for digital navigation, music and video entertainment, gaming, social networking, audio and video communication over the Internet, video security and home-entertainment control (0.7%, 0.7% and 0.9%, respectively, of the Fund’s long-term investments at period end).

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Fund and it is not soliciting an offer to buy securities of the Fund. An investment in the Guggenheim EW Euro-Pacific LDRs ETF is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to the Guggenheim Euro-Pacific LDRs ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

Investment Risk: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk: The value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Emerging Markets Risk: Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Industry Risk: If an Index is comprised of issuers in a particular industry or sector, the Fund would therefore be focused in that industry or sector. Accordingly, the Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Micro-, Small and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

Replication Management Risk: The Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the stock’s issuer was in financial trouble unless that stock is removed from the Funds’ Index.

Non-Correlation Risk: The Funds’ return may not match the return of the Funds’ Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Fund may not be fully invested at times. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate with the Index return, as would be the case if it purchased all of the stocks with the same weightings as the Index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk: Non-diversified Funds can invest a greater portion of assets in securities of individual issuers than a diversified Fund. Changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified Fund.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

In addition to the risks described, there are certain other risks related to investing in the Fund. These risks are described further in the Prospectus and Statement of Additional Information.

Fund Summary & Performance	February 29, 2012 (unaudited)

EEN | Guggenheim EW Euro-Pacific LDRs ETF

Fund Statistics
Share Price	$17.18
Net Asset Value	$17.70
Premium/Discount to NAV	-2.94%
Net Assets ($000)	$2,690

Total Returns
			Three Year		Since Inception
(Inception 3/1/07)	Six Month	One Year	(Annualized)		(Annualized)
Guggenheim EW Euro-Pacific LDRs ETF
NAV	4.34%	-12.27%	21.71%		-2.92%
Market	0.29%	-12.16%	20.51%		-3.48%
The Bank of New York Mellon Euro-Pacific Select ADR Index	4.27%	-12.61%	22.83%		-2.06%
Robeco Developed International Equity Index/The Bank of New York Mellon Euro-Pacific Select ADR Index	4.27%	-12.61%	21.65%	1	-2.37%	2
MSCI EAFE Index	4.13%	-7.45%	19.72%		-2.93%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.15 per share for share price returns or initial net asset value (NAV) of $24.15 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.35% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

	% of Long-Term
Country Breakdown	Investments
United Kingdom	24.4%
Japan	16.1%
Netherlands	8.7%
France	6.0%
Germany	5.9%
Switzerland	5.6%
Ireland	5.2%
Australia	3.7%
Spain	3.7%
Italy	2.9%
Channel Islands	2.8%
Israel	2.5%
Cayman Islands	2.1%
Luxembourg	1.9%
Belgium	1.8%
Greece	1.1%
Denmark	1.0%
New Zealand	1.0%
Norway	0.9%
Finland	0.9%
Sweden	0.8%
Portugal	0.7%
United States	0.3%

1 The above benchmark return reflects the blended return of the Robeco Developed International Equity Index from 2/28/2009 - 3/30/2009 and the return of The Bank of New York Mellon Euro-Pacific Select ADR Index from 3/31/2009 - 2/29/2012.

2 The above benchmark return reflects the blended return of Robeco Developed International Equity Index from 3/1/2007 - 3/30/2009 and the return of The Bank of New York Mellon Euro-Pacific Select ADR Index from 3/31/2009 - 2/29/2012.

Portfolio Breakdown	% of Net Assets
Financial	20.6%
Consumer, Non-cyclical	17.4%
Communications	15.8%
Industrial	12.2%
Technology	8.8%
Consumer, Cyclical	8.7%
Energy	7.6%
Basic Materials	6.5%
Utilities	1.8%
Total Common Stocks	99.4%
Exchange-Traded Fund	0.3%
Total Long-Term Investments	99.7%
Investments of Collateral for Securities Loaned	3.5%
Total Investments	103.2%
Liabilities in excess of Other Assets	-3.2%
Net Assets	100.0%

% of Long-Term
Currency Denomination	Investments
United States Dollar	100.0%

% of Long-Term
Top Ten Holdings	Investments
Alcatel-Lucent, ADR	1.3%
Governor & Co. of the Bank of Ireland, ADR	1.3%
Lloyds Banking Group PLC, ADR	1.2%
Melco Crown Entertainment Ltd., ADR	1.2%
Aixtron SE, ADR	1.2%
ASM International NV, NY Registered Shares	1.2%
Barclays Bank PLC, ADR	1.2%
Nomura Holdings, Inc., ADR	1.2%
Royal Bank of Scotland Group PLC, ADR	1.1%
Cie Generale de Geophysique - Veritas, ADR	1.1%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Overview of Fund Expenses
February 29, 2012 (unaudited)

As a shareholder of the Guggeneheim EW Euro-Pacific LDRs ETF, you incur advisory fees and other Fund expenses. The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended February 29, 2012.

Actual Expense
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing cost of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Annualized Expense
	Beginning	Ending Account	Ratio for the	Expenses Paid
	Account Value	Value	Period Ended	During Period1
	09/01/11	02/29/12	02/29/12	09/01/11 - 02/29/12

Guggenheim EW Euro-Pacific LDRs ETF
Actual	1,000.00	1,043.38	0.35%	1.78
Hypothetical	1,000.00	1,023.12	0.35%	1.76
(5% annual return before expenses)

1 Actual and hypothetical expenses are calculated using the annualized expense ratio.  This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended February 29, 2012.  Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying that result by 182/366.

Assumes all dividends and distributions were reinvested.

Premium/Discount Information
Information about the differences between the daily market price on secondary markets for Shares and the NAV of the Fund can be found at www.gugggenheimfunds.com.

EEN Guggenheim EW Euro-Pacific LDRs ETF
Portfolio of Investments
February 29, 2012 (unaudited)

Number
of Shares	Description	Value
	Long-Term Investments - 99.7%
	Common Stocks - 99.4%
	Australia - 3.7%
4,210	Alumina Ltd., ADR	$24,250
307	BHP Billiton Ltd., ADR	23,584
1,721	Sims Metal Management Ltd., ADR	27,983
209	Westpac Banking Corp., ADR	23,301
		99,118

	Belgium - 1.7%
379	Anheuser-Busch InBev NV, ADR	25,488
393	Delhaize Group SA, ADR	21,627
		47,115

	Cayman Islands - 2.1%
2,487	Melco Crown Entertainment Ltd., ADR(a)	31,411
9,690	Semiconductor Manufacturing International Corp., ADR(a)	25,000
		56,411

	Channel Islands - 2.8%
211	Randgold Resources Ltd., ADR	24,208
224	Shire PLC, ADR	23,442
438	WPP PLC, ADR	28,106
		75,756

	Denmark - 1.0%
198	Novo Nordisk A/S, ADR	27,785

	Finland - 0.9%
4,496	Nokia OYJ, ADR	23,784

	France - 6.0%
14,410	Alcatel-Lucent, ADR(a)	35,593
1,010	Cie Generale de Geophysique - Veritas, ADR(a)	30,785
1,379	France Telecom SA, ADR	21,126
645	Sanofi, ADR	23,885
445	Total SA, ADR	24,951
1,979	Veolia Environnement SA, ADR	24,005
		160,345

	Germany - 5.9%
1,908	Aixtron SE, ADR	31,272
604	Deutsche Bank AG	28,231
1,841	Elster Group SE, ADR(a)	26,529
336	Fresenius Medical Care AG & Co. KGaA, ADR	23,627
390	SAP AG, ADR	26,368
231	Siemens AG, ADR	23,033
		159,060

	Greece - 1.1%
9,690	National Bank of Greece SA, ADR(a)	29,942

	Ireland - 5.2%
1,260	CRH PLC, ADR	26,939
1,993	Elan Corp. PLC, ADR(a)	24,913
4,635	Governor & Co. of the Bank of Ireland, ADR(a)	33,696
1,396	ICON PLC, ADR(a)	29,567
748	Ryanair Holdings PLC, ADR(a)	25,073
		140,188

	Israel - 2.5%
663	NICE Systems Ltd., ADR(a)	22,668
2,532	Partner Communications Co. Ltd., ADR	18,711
565	Teva Pharmaceutical Industries Ltd., ADR	25,318
		66,697

	Italy - 2.9%
540	ENI SpA, ADR	24,948
798	Luxottica Group SpA, ADR	28,505
2,042	Telecom Italia SpA, ADR	23,544
		76,997

	Japan - 16.1%
512	Canon, Inc., ADR	23,214
414	Hitachi Ltd., ADR	24,124
727	Honda Motor Co. Ltd., ADR	27,713
539	Kubota Corp., ADR	26,470
262	Kyocera Corp., ADR	23,449
666	Makita Corp., ADR	27,806
5,216	Mitsubishi UFJ Financial Group, Inc., ADR	26,654
8,451	Mizuho Financial Group, Inc., ADR	27,888
1,052	Nidec Corp., ADR	24,680
912	Nippon Telegraph & Telephone Corp., ADR	21,487
6,772	Nomura Holdings, Inc., ADR	31,083
1,268	NTT DoCoMo, Inc., ADR	21,670
2,503	Panasonic Corp., ADR	23,278
1,239	Sony Corp., ADR	26,502
4,007	Sumitomo Mitsui Financial Group, Inc., ADR	27,208
335	Toyota Motor Corp., ADR	27,708
347	Wacoal Holdings Corp., ADR	21,750
		432,684

	Luxembourg - 1.9%
1,255	ArcelorMittal, NY Registered Shares(b)	26,481
630	Tenaris SA, ADR	24,368
		50,849

	Netherlands - 8.7%
5,265	Aegon NV, NY Registered Shares	27,641
833	ASM International NV, NY Registered Shares(b)	31,263
547	ASML Holding NV, NY Registered Shares	24,916
577	CNH Global NV(a)	24,759
2,970	ING Groep NV, ADR(a)	26,106
1,116	Koninklijke Philips Electronics NV, NY Registered Shares	23,414
992	Reed Elsevier NV, ADR	24,492
3,804	STMicroelectronics NV, NY Registered Shares	28,226
669	Unilever NV, NY Registered Shares	22,284
		233,101

	New Zealand - 0.9%
2,835	Telecom Corp. of New Zealand Ltd., ADR	25,345

	Norway - 0.9%
873	Statoil ASA, ADR	24,863

	Portugal - 0.7%
3,626	Portugal Telecom SGPS SA, ADR	18,855

	Spain - 3.7%
2,673	Banco Bilbao Vizcaya Argentaria SA, ADR	24,030
2,935	Banco Santander SA, ADR	24,360
4,124	Grifols SA, ADR(a)	29,322
1,243	Telefonica SA, ADR	21,243
		98,955

	Sweden - 0.8%
2,224	Telefonaktiebolaget LM Ericsson, ADR	22,195

	Switzerland - 5.5%
1,231	ABB Ltd., ADR(a)	25,223
944	Credit Suisse Group AG, ADR	25,318
2,765	Logitech International SA(a)	23,392
413	Novartis AG, ADR	22,513
394	Syngenta AG, ADR	25,744
1,894	UBS AG(a)	26,573
		148,763

	United Kingdom - 24.4%
846	ARM Holdings PLC, ADR	22,994
493	AstraZeneca PLC, ADR	22,131
2,323	Aviva PLC, ADR	26,993
2,007	Barclays PLC, ADR	31,249
375	BHP Billiton PLC, ADR	24,304
534	BP PLC, ADR	25,183
239	British American Tobacco PLC, ADR	24,206
752	BT Group PLC, ADR	25,673
657	Carnival PLC, ADR	19,513
263	Diageo PLC, ADR	25,132
461	Ensco PLC, ADR	26,876
500	GlaxoSmithKline PLC, ADR	22,155
576	HSBC Holdings PLC, ADR	25,586
1,321	Intercontinental Hotels Group PLC, ADR(b)	30,145
14,598	Lloyds Banking Group PLC, ADR(a)	32,116
472	National Grid PLC, ADR	24,162
1,275	Pearson PLC, ADR	24,301
1,143	Prudential PLC, ADR	26,015
706	Reed Elsevier PLC, ADR(b)	24,682
450	Rio Tinto PLC, ADR	25,618
3,458	Royal Bank of Scotland Group PLC, ADR(a)	30,812
321	Royal Dutch Shell PLC, ADR	23,462
311	Royal Dutch Shell PLC, Class B, ADR	23,101
493	Smith & Nephew PLC, ADR	24,167
680	Unilever PLC, ADR	22,080
835	Vodafone Group PLC, ADR	22,620
		655,276

	Total Common Stocks - 99.4%
	(Cost $2,241,630)	2,674,084

	Exchange Traded Fund - 0.3%

130	iShares MSCI EAFE Index Fund	$7,111
	(Cost $6,967)

	Total Long-Term Investments - 99.7%
	(Cost $2,248,597)	2,681,195

	Investments of Collateral for Securities Loaned - 3.5%

94,337	BNY Mellon Securities Lending Overnight Fund, 0.1820%(c) (d)	$94,337
	(Cost $94,337)

	Total Investments - 103.2%
	(Cost $2,342,934)	2,775,532
	Liabilities in excess of Other Assets - (3.2%)	(85,101)
	Net Assets - 100.0%	$ 2,690,431

ADR - American Depositary Receipt
AG - Stock Corporation
ASA - Stock Company
A/S - Limited Liability Stock Company or Stock Company
KGaA - Limited Partnership
NV - Publicly Traded Company
OYJ - Public Traded Company
PLC - Public Limited Company
SA - Corporation
SpA - Limited Share Company
SE - Stock Corporation
SGPS - Holding Enterprise

(a) Non-income producing security.
(b) Security, or portion thereof, was on loan at February 29, 2012.
(c) At February 29, 2012, the total market value of the Fund's securities on loan was $92,067 and the total market value of the collateral held by the Fund was $94,337.
(d) Interest rate shown reflects yield as of February 29, 2012.

See notes to financial statements.

Statement of Assets and Liabilities
February 29, 2012 (unaudited)

Guggenheim
EW Euro-Pacific
LDRs ETF
(EEN)
Assets
Investments in securities, at value (including securities on loan)	$2,775,532
Cash	1,612
Receivables:
Securities lending income	394
Dividends	6,068
Tax reclaims	1,901
Total assets	2,785,507

Liabilities
Collateral for securities on loan	94,337
Accrued advisory fees	739
Total liabilities	95,076
Net Assets	$2,690,431

Composition of Net Assets
Paid-in capital	$4,494,578
Accumulated undistributed net investment loss	(8,966)
Accumulated net realized loss on investments and currency transactions	(2,227,812)
Net unrealized appreciation on investments and currency translation	432,631
Net Assets	$2,690,431

Shares outstanding ($0.01 par value with unlimited amount authorized)	152,000
Net Asset Value Per Share	$17.70

Investments in securities, at cost	$2,342,934
Securities on loan, at value	$92,067

See notes to financial statements.

Statement of Operations
For the six months ended February 29, 2012 (unaudited)

Guggenheim
EW Euro-Pacific
LDRs ETF
(EEN)

Investment Income
Dividend income	$27,517
Foreign taxes withheld	(5,844)
Net dividend income	21,673
Net securities lending income	2,803
Total investment income	24,476

Expenses
Advisory fee <Note 3>	4,358
Net expenses	4,358
Net Investment Income	20,118

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(72,430)
Foreign currency transactions	(314)
Net realized gain (loss)	(72,744)
Net change in unrealized appreciation (depreciation) on
Investments	157,460
Foreign currency translation	(581)
Net unrealized appreciation (depreciation)	156,879
Net realized and unrealized gain (loss)	84,135

Net Increase in Net Assets Resulting from Operations	$104,253

See notes to financial statements.

Statement of Changes in Net Assets
	Guggenheim EW Euro-Pacific LDRs ETF
	(EEN)
	For the Six Months
	Ended	For the Year
	February 29, 2012	Ended
	(unaudited)	August 31, 2011

Increase in Net Assets Resulting from Operations
Net investment income	$20,118	$79,939
Net realized gain (loss)	(72,744)	383,254
Net change in unrealized appreciation (depreciation)	156,879	(119,865)
Net increase in net assets resulting from operations	104,253	343,328

Distributions to Shareholders
From and in excess of net investment income	(87,400)	(117,040)

Capital Share Transactions
Proceeds from sale of shares	-	-
Cost of shares redeemed	-	(946,903)
Net increase (decrease) from capital share transactions	-	(946,903)
Total increase (decrease) in net assets	16,853	(720,615)

Net Assets
Beginning of period	2,673,578	3,394,193
End of period	$2,690,431	$2,673,578
Accumulated undistributed net investment income (loss) at end of period	$(8,966)	$58,316

Changes in Shares Outstanding
Shares sold	-	-
Shares redeemed	-	(50,000)
Shares outstanding, beginning of period	152,000	202,000
Shares outstanding, end of period	152,000	152,000

See notes to financial statements.

EEN | Guggenheim EW Euro-Pacific LDRs ETF
Financial Highlights

									For the
	For the								Period
	Six Months								March 1,
	Ended								2007**
	February 29,								through
	2012		For the Year Ended	For the Year Ended	For the Year Ended		For the Year Ended		August 31,
Per share operating performance	(unaudited)		August 31, 2011	August 31, 2010	August 31, 2009		August 31, 2008		2007
for a share outstanding throughout the period
Net asset value, beginning of period	$ 17.59		$ 16.80	$ 17.03	$ 20.48		$ 25.29		$ 24.15
Income from investment operations
Net investment income (a)	0.13		0.49	0.42	0.39		0.41		0.28
Net realized and unrealized gain (loss)	0.56		1.07	(0.45)	(3.29)		(4.30)		0.86
Total from investment operations	0.69		1.56	(0.03)	(2.90)		(3.89)		1.14
Distributions to shareholders
From and in excess of net investment income	(0.58)		(0.77)	(0.20)	(0.55)		(0.92)		-
Net asset value, end of period	$ 17.70		$ 17.59	$ 16.80	$ 17.03		$ 20.48		$ 25.29
Market value, end of period	$ 17.18		$ 17.78	$ 16.98	$ 17.08		$ 20.25		$ 25.35

Total return (b)
Net asset value	4.34%		8.84%	-0.25%	-13.44%	*	-16.03%	*	4.72%	*

Ratios and supplemental data
Net assets, end of period (thousands)	$ 2,690		$ 2,674	$ 3,394	$ 3,440		$ 4,138		$ 5,108
Ratio of net expenses to average net assets	0.35%	(e)	0.35%	0.35%	0.55%	(c)*	1.08%	(d)*	1.32%	(d) (e)*
Ratio of net investment income to average net assets	1.62%	(e)	2.48%	2.36%	2.75%	(c)*	1.75%	(d)*	2.21%	(d) (e)*
Portfolio turnover rate (f)	16%		36%	40%	150%		105%		55%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	N/A		N/A	N/A	3.83%	(c)	4.86%		3.35%	(e)
Ratio of net investment income (loss) to average net assets	N/A		N/A	N/A	-0.53%	(c)	-2.03%		0.18%	(e)
** Commencement of investment operations.

(a)	Based on average shares outstanding during the period.
(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV").
Dividends and distributions are assumed to be reinvested at NAV.
Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	The 0.65% expense cap ratio was replaced with a 0.35% unitary investment advisory fee on March 31, 2009.
(d)	Reflects an expense cap of 0.65%
(e)	Annualized.
(f)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Notes to Financial Statements
February 29, 2012 (unaudited)

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end management investment company that was organized as a Delaware business trust on June 8, 2006.  At the end of the period, the Trust consisted of seven portfolios.  At a meeting on February 14, 2012, the Board of Trustees approved the termination of the Guggenheim EW Euro-Pacific LDRs ETF (the “Fund).  The Fund has ceased operation with liquidation proceeds distributed to shareholders of record as of March 30, 2012.  The Fund’s semiannual reporting period ended on February 29, 2012 and the Fund liquidated March 30, 2012.

The Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Fund’s market prices may differ to some degree from the net asset value (“NAV”) of the shares of the Fund. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Fund. The investment objective of the Fund is to correspond generally to the performance, before fees and expenses, of the BNY Mellon Euro-Pacific Select ADR Index.

Note 2 –Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Fund.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.  Money market funds are valued at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees of the Trust (the “Board of Trustees”). Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.”  Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.  Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii)  the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies,  (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations.  Level 1 valuations are those based upon quoted prices in active markets.  Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices).  Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets.  The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities.  The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above.  The Fund did not have any Level 3 securities during the six months ended February 29, 2012.

All securities held by Guggenheim EW Euro-Pacific LDRs ETF were valued using quoted prices in active markets (Level 1).  There were no transfers between levels for the six months ended February 29, 2012.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method.  Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/ (depreciation) on foreign currency translations.

(d) Distributions
The Fund intends to pay substantially all of the net investment income to shareholders through annual distributions.  In addition, the Fund intends to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Security Lending
The Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering the Fund’s securities if the borrower defaults. The securities lending income earned by the Fund is disclosed on the Statement of Operations.

(f) Recent Accounting Pronouncements
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current reporting period. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, the Guggenheim EW Euro-Pacific ETF pays the Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate of 0.35% based on the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, transfer agent and security lending agent.  As custodian, BNY is responsible for the custody of the Fund’s assets.  As accounting agent, BNY is responsible for maintaining the books and records of the Fund.  As transfer agent, BNY is responsible for performing transfer agency services for the Fund.  As security lending agent, BNY is responsible for executing the lending of the portfolio securities to creditworthy borrowers.

Certain officers of the Trust may also be officers, directors and/or employees of the Adviser.  The Trust does not compensate its officers who are officers, directors and/or employees of the Adviser.

Licensing Fee Agreements:
The Adviser has entered into licensing agreements on behalf of the Fund with the following Licensor:

Fund	Licensor
Guggenheim EW Euro-Pacific LDRs ETF	The Bank of New York Mellon

The above trademark is owned by the Licensor. This trademark has been licensed to the Adviser for use for certain purposes with the Fund. The Fund is not sponsored, endorsed, sold or promoted by the Licensor and the Licensor make no representation regarding the advisability of investing in shares of the Fund.

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Accordingly, no provision for U.S. federal income taxes is required.  In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At February 29, 2012, the cost of investments and accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation	Net Tax Unrealized Appreciation on Foreign Currency
Guggenheim EW Euro-Pacific LDRs ETF	$2,356,878	$606,505	$(187,851)	$418,654	$33

Tax components of the following balances as of August 31, 2011 (the most recent fiscal year end for federal income tax purposes), were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains/(Accumulated Capital & Other Loss)
Guggenheim EW Euro-Pacific LDRs ETF	$61,083	$(2,143,891)

Distributions to Shareholders:
The tax character of distributions paid during the year ended August 31, 2011 (the most recent fiscal year end for federal income tax purposes) was as follows:

Distributions paid from Ordinary Income
Guggenheim EW Euro-Pacific LDRs ETF	$117,040

At August 31, 2011 (the most recent fiscal year end for federal income tax purposes), for federal income tax purposes, the Fund has capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.  Per the Regulated Investment Company Modernization Act of 2010 capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date, may expire unused.

	Capital Loss expiring in 2017	Capital Loss expiring in 2018	Total
Guggenheim EW Euro-Pacific LDRs ETF	$526,501	$1,617,390	$2,143,891

Capital Losses Utilized During 2011 Fiscal Year
Guggenheim EW Euro-Pacific LDRs ETF	$100,955

Capital and foreign currency losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. During the year ended August 31, 2011 (the most recent fiscal year end for federal tax purposes), the Fund incurred and will elect to defer net capital losses, currency losses and passive foreign investment company (PFIC) losses as follows:

	Post-October Capital Losses	Post-October Foreign Currency and PFIC Losses
Guggenheim EW Euro-Pacific LDRs ETF	$-	$24,912

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).  Furthermore, management of the Fund  is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 - Investment Transactions:
For the period ended February 29, 2012, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim EW Euro-Pacific LDRs ETF	409,830	471,671

For the period ended February 29, 2012, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim EW Euro-Pacific LDRs ETF	-	-

Note 6 – Capital:
Shares are issued and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares.  Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date.  Transaction fees of $1,000 are charged to those persons creating or redeeming Creation Units.  An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 - Distribution Agreement and Service Plan:
The Board of Trustees of the Trust (“Board of Trustees”) has adopted a distribution and services plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees.  No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred.  However, the Fund expect the risk of loss to be remote.

Note 9 – Subsequent Event:
The Guggenheim EW Euro-Pacific LDRs ETF ceased trading on the NYSE on March 23, 2012. All shareholders remaining on March 30, 2012 received the value of their shares as summarized below.

	Income		Final Net
	Dividend	Return of	Asset Value
Fund Name	Per Share	Investment	Per Share
Guggenheim EW Euro-Pacific LDRs ETF	$0.0000	$18.0369	$18.0369

Supplemental Information | (unaudited)

Federal Income Tax Information
In January 2013, shareholders will be advised on IRS Form 1099 DIV or substitute 1099DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2012.

Trustees
The Trustees of the Trust and their principal business occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee during the Past Five Years
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1997).	54	None
Roman Friedrich III Year of Birth: 1946 Trustee	Since 2010	Founder and President of Roman Friedrich & Company, Ltd., a mining and metals investment bank (1998-present).Formerly, Senior Managing Director of MLV &Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	49
Director, Axiom Gold and Silver Corp. (2011-present), Windstorm Resources, Inc. (2011-present),  Zincore Metals, Inc. (2009 – present). Previously, Director of Stratagold Corp. (2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP.	49	Director of Peabody Energy Company (2003-present), GP Natural Resource Partners LLC (2002-present).
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	56	None

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee during the Past Five Years
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	53	Trustee, Bennett Group of Funds (2011-present).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.
***
As of period end. The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

Officers
The Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations

Officers:
Kevin M. Robinson Year of Birth: 1959 Chief Executive Officer Chief Legal Officer	Since 2010 Since 2008
Senior Managing Director, General Counsel and Corporate Secretary  of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, LLC, and Guggenheim Funds Services LLC (2007-present). Chief Legal Officer and Chief Executive Officer of certain other funds in the Fund Complex.  Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006
Vice President, Fund Compliance Officer of Guggenheim Funds Services LLC (2006-present).  Chief Compliance Officer of certain other funds in the Fund Complex.  Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006).

Mark E. Mathiasen Year of birth: 1978 Secretary	Since 2011

Director; Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Formerly,Vice President; Assistant General Counsel of Guggenheim Funds Services LLC (2007-2012). Secretary of certain other funds in the Fund Complex.

Stevens T. Kelly Year of Birth: 1982 Assistant Secretary	Since 2012

Assistant General Counsel of Guggenheim Funds Services, LLC (2011 to present). Assistant Secretary of certain other funds in the Fund Complex. Previously, associate at K&L Gates LLP (2008-2011), J.D., University of Wisconsin Law School (2005-2008).

William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).
David A. Botset Year of Birth: 1974 Vice President	Since 2010
Senior Vice President, Guggenheim Funds Distributors, LLC (2008-present). Formerly, Vice President, Guggenheim Funds Distributors, LLC (2007-2008); Assistant Vice President, Investment Development and Oversight, Nuveen Investments (2004-2007); Assistant Vice President Internal Sales and Service, Nuveen Investments.

* Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Trust Information

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment Advisors,
Roman Friedrich III	LLC
Robert B. Karn III	Lisle, IL
Ronald A. Nyberg
Ronald E. Toupin, Jr.
Distributor
Officers	Guggenheim Funds Distributors, LLC
Kevin M. Robinson	Lisle, IL
Chief Executive Officer and Chief Legal Officer
Administrator
John Sullivan	Guggenheim Funds Investment Advisors,
Chief Financial Officer, Chief Accounting Officer and Treasurer	LLC
Lisle, IL
Bruce Saxon
Chief Compliance Officer	Accounting Agent, Custodian
and Transfer Agent
Mark E. Mathiasen	The Bank of New York Mellon
Secretary	New York, NY

Stevens T. Kelly	Legal Counsel
Assistant Secretary	Dechert LLP
New York, NY
William H. Belden III
Vice President	Independent Registered Public
Accounting Firm
David A. Botset	Ernst & Young LLP
Vice President	Chicago, IL

Privacy Principles of the Trust for Shareholders
The Fund is committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information.  The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, visiting Guggenheim Fund’s website at www.guggenheimfunds.com or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Fund’s website at www.guggenheimfunds.com. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $125 billion in assets under supervision. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio manager who is currently responsible for the day-to-day management of each Funds’ portfolio is Saroj Kanuri, CFA. Mr. Kanuri is a Director, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors, LLC and joined Guggenheim Fund Distributors, LLC in October of 2006. Prior to joining Guggenheim, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001-2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust Overview
The Claymore Exchange-Traded Fund Trust 2 (the “Trust”) is an investment company complex currently consisting of 15 separate exchange-traded “index funds” as of February 29, 2012. The investment objective of each of the funds is to correspond generally to the performance, before fees and expenses, of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.guggenheimfunds.com or by calling (800) 345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.guggenheimfunds.com or by calling (800) 345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(04/12)

ETF-002-SAR-0212

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2.  Code of Ethics.

 Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, that the registrant's disclosure controls and procedures were effective as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)	Not Applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:  /s/ Kevin M. Robinson

Name:           Kevin M. Robinson

Title:             Chief Executive Officer and Chief Legal Officer

Date:  May 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Kevin M. Robinson

Name:           Kevin M. Robinson

Title:             Chief Executive Officer and Chief Legal Officer

Date:  May 7, 2012

By:  /s/ John Sullivan

Name:           John Sullivan

Title:             Chief Financial Officer, Chief Accounting and Treasurer

Date:  May 7, 2012